PAGE 1
KEYSTONE BALANCED FUND (K-1)
SEEKS CURRENT INCOME FROM A QUALITY SELECTION OF STOCKS AND BONDS.

Dear Shareholders:

We are pleased to report on Keystone Balanced Fund (K-1) for the 12-month period which ended June 30, 1997. Following this letter, the fund's portfolio manager will discuss specific issues of portfolio strategy.

PERFORMANCE

Your Fund returned 22.0% for the 12-month period which ended June 30, 1997. For the same period, the Standard & Poor's 500, a broad-based index of common stocks, returned 31.0%.
  We believe your Fund performed very well. During a year in which both the stock and bond markets experienced significant short-term volatility and longer-term positive trends, we believe your Fund's consistent, conservative strategy resulted in very strong performance.

ENVIRONMENT

The 12-month fiscal period was marked by successive waves of changing sentiment in the markets: first of investor confidence; then of concerns caused by rising interest rates and fears of excessive growth; and finally of renewed investor confidence as economic growth appeared to moderate and inflation remained under control.
  The first six months of the fiscal year, from July through December 1996, were characterized by an environment of strong corporate earnings and healthy economic growth. In this environment, the prices of stocks, especially the quality, dividend-paying, blue-chip stocks which your fund traditionally emphasizes, soared to new records. This environment carried over into early 1997, with the stock market continuing to rise. This rally, however, sputtered and paused in February as the stock market became worried about the bond market. Market interest rates started rising as bond traders worried that growth might be getting out of control and could generate a new burst of inflation. In fact, the rates of growth were increasing. Gross Domestic Product (GDP) grew by an inflation-adjusted 4.7% annualized rate in the last quarter of 1996 and by an even higher 5.6% in the first quarter of 1997. The Federal Reserve Board took notice, and hiked short-term rates by one-quarter of one percent in late March.
  The fears of inflation combined with the actions and expected future actions of the Federal Reserve Board caused a sharp correction in the bond and stock markets in late March and April. At the end of April, however, a succession of new economic reports indicated that economic growth was moderating and that inflation was not increasing. In response, interest rates again began falling and the bond market rallied. The stock market then resumed its rally, posting extremely strong performance numbers for the second quarter of 1997, the final quarter of your Fund's fiscal year.

STRATEGY

During the year, your Fund remained true to its long-term strategy, investing in larger capitalization, dividend-paying stocks and higher-rated bonds. At the end of the fiscal year, your Fund's allocation to stocks was 62.6% of net assets, close to the 62% allocation at the end of 1996. Your Fund's allocation to bonds, 36.7%, was modestly above the 34% allocation on December 31, 1996. Cash was relatively low, less than 1% of net assets. These allocations reflected decisions made in early May that the relative values of stocks were attractive, after the corrections of March and April, and that the reports of moderating economic growth could fuel a market rally.

                                 -- CONTINUED--

PAGE 2
KEYSTONE BALANCED FUND (K-1)

  Within the stock portion of the portfolio, the Fund concentrated on seasoned companies with stable earnings growth and reasonable price/earnings ratios, relative to the overall market. These stocks tended to be the better quality, highly liquid stocks which have led the rally. Within sectors, the Fund has been emphasizing the financial, chemicals and pharmaceutical industries, all of which performed very strongly in the rally in the latter part of the fiscal year.
  Within the bond portion of the portfolio, the Fund continued to focus on high quality corporate bonds, which tended to do very well in a period of moderate economic growth and low inflation. Average credit quality of portfolio bonds at the end of the fiscal year was AA, and the average maturity was 11.5 years.

OUTLOOK

Despite the lofty levels of stock prices at the conclusion of the fiscal year, we believe the environment continues to be healthy for both stocks and bonds in the foreseeable future. Gross Domestic Product continues to grow at a more moderate rate than it had experienced earlier in 1997, and there are still relatively few signs of inflationary pressure that could prompt the Federal Reserve Board to push short-term interest rates up significantly. To be sure, further market corrections, similar to that of March and April, would not be surprising.
  Despite our cautious optimism, it is important to remember that the financial markets move in cycles. We currently are well into our third year of strong, above-average returns from the stock markets. It seems reasonable to expect that the markets cannot indefinitely sustain their recent performance, and we recommend investors moderate their expectations about the level of returns they are likely to enjoy.
  With this outlook, we will continue to manage the Keystone Balanced Fund (K-1) with a conservative strategy, emphasizing the higher quality, dividend-paying securities that have helped the fund deliver consistent performance over the long term.
  Thank you for your support of Keystone Balanced Fund (K-1).

Sincerely,

/s/ Albert H. Elfner, III
Albert H. Elfner, III
CHAIRMAN
KEYSTONE INVESTMENT MANAGEMENT COMPANY

/s/ George S. Bissell
George S. Bissell
CHAIRMAN OF THE BOARD
KEYSTONE FUNDS

(Photo of Albert H. Elfner, III)      (Photo of George S. Bissell)
     ALBERT H. ELFNER, III            GEORGE S. BISSELL

August 1997

                               A Discussion With
                               Your Fund Manager

                        (Photo of Walter T. McCormick)

   WALTER T. MCCORMICK IS SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER, GROWTH AND INCOME, AT KEYSTONE INVESTMENT MANAGEMENT COMPANY. HE IS ALSO SENIOR PORTFOLIO MANAGER OF YOUR FUND. A CHARTERED FINANCIAL ANALYST WITH MORE THAN 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE, MR. MCCORMICK HOLDS AN MBA FROM RUTGERS UNIVERSITY. THE GROWTH & INCOME TEAM AT KEYSTONE ALSO INCLUDES PORTFOLIO MANAGERS MAUREEN CULLINANE, JUDITH WARNERS AND A TEAM OF EQUITY ANALYSTS. THE FIXED INCOME PORTION OF THE PORTFOLIO IS MANAGED BY CHRISTOPHER P. CONKEY, SENIOR VICE PRESIDENT AND CHIEF
                             INVESTMENT OFFICER, FIXED INCOME.

Q HOW DO YOU MANAGE THE FUND, AND IN WHAT KINDS OF SECURITIES DO YOU INVEST?

A The Fund is managed as a conservative-oriented vehicle that will provide long-term performance without taking too much risk. It is a balanced fund, and typically we will have from 60-to-65% of the portfolio in stocks, from 30-to-35% in bonds, with the remainder in cash. We manage the Fund to give the shareholder the opportunity to participate in the upside of the stock market, to have regular income coming into the portfolio to limit downside risk, and to be as consistent as possible.
  The stocks in which we invest tend to be the stocks of seasoned companies that pay regular quarterly dividends. They usually are large-cap companies, the type you find in the S&P 500 Index. Many of the stocks in the fund are household names with which the average person would be familiar. For example, on June 30, the top five stock holdings were DuPont, General Electric, Johnson & Johnson, BankAmerica, and Monsanto.
  The bonds in which we invest tend to be higher quality bonds. They are there to provide regular income and limit the fund's volatility. Typically, the average credit quality of the bond portfolio will be AAA or AA. We normally do not emphasize higher-yielding, "junk" bonds.

Q WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE PAST YEAR, AND HOW DID IT AFFECT STRATEGY?

A In the broadest terms, you would have to say we had a terrific environment. Unfortunately, it wasn't that simple. The fiscal year, which began in July 1996, started out very strong with a stable bond market, moderate to increasing economic growth, and rising corporate profits. The Keystone Balanced Fund (K-1) participated fully in this market, which was led by the larger-company stocks which the Fund emphasizes.
  The markets worry though, and early in 1997 there began to be growing concern that growth might become excessive, that the stock market was being fueled by speculation, and that we could have a resurgence of inflation that could upset the entire economy. That's when the Federal Reserve Board stepped in-- first in words in late December when Chairman Alan Greenspan warned of "irrational exuberance." The markets started cooling after reaching highs in February. In March, the Federal Reserve Board did raise short-term rates by one-quarter of one percent. There followed a sell-off that lasted for several weeks. During this FED-induced

PAGE 4
KEYSTONE BALANCED FUND (K-1)

TOP FIVE EQUITY INDUSTRY ALLOCATIONS

JUNE 30, 1997

                                                PERCENTAGE OF
INDUSTRY                                         NET ASSETS
Healthcare Products & Services                           9.2%
Oil                                                      6.7%
Chemical & Agricultural Products                         6.3%
Banks                                                    5.4%
Finance & Insurance                                      4.4%

correction, the S&P 500, which represents the largest stocks, fell by more than 10% and the broader NASDAQ Index, which includes some small company stocks, fell by more than 15%. At the time, we believed it would take two-to-three rate increases by the Federal Reserve Board to cool the economy down. During this period, we viewed the correction as an opportunity for long-term investors who were looking for value. In this rising interest rate environment, we managed the portfolio conservatively, lowering the price/earnings ratio of portfolio holdings, increasing the cash reserves, and investing in defensive areas, such as Real Estate Investment Trusts (REITS).
  In early May, it became apparent that the pace of economic growth was moderating and it was less certain that the Federal Reserve Board would raise rates one or two times more. The markets then began to recover. When the Federal Reserve Board did not raise rates at its May 20 meeting, the markets took off. Our strategy then was to reduce cash reserves, reduce REIT exposure, and increase holdings in some sectors, such as pharmaceuticals. We also re-established positions in some companies that we had sold when we had been concerned earlier in the year that their prices may have peaked. After the corrections of the spring, some of these stocks began to look attractive.

Q HOW IS THE BOND PORTFOLIO OF THE FUND MANAGED?

A We work closely with Keystone's fixed income department. In fact, Christopher Conkey, a Senior Vice President and Chief Investment Officer for Fixed Income, manages the bond portion of the portfolio.
  The emphasis in the bond portion of the portfolio continues to be on higher credit quality issues. Over the past several months, we have placed a greater emphasis on corporate bonds, which have done particularly well because of the generally favorable environment of moderate economic growth and low inflation. Since December 31, 1996, the percentage of corporate, industrial bonds in the overall portfolio has increased from about 4% to about 15%, while government bonds have been reduced from 6% of the entire portfolio to about 3%.
  As of June 30, 1997, the average credit quality of the portfolio was AA, the average maturity was 11.5 years, and the duration was 5.5 years.

Q A MAJOR CONCENTRATION OF STOCKS IN THE PORTFOLIO AT THE END OF THE PERIOD WAS IN HEALTHCARE. WHY DID YOU HAVE THIS EMPHASIS?

A Drug company stocks were hurt by the February correction in the market. However, after that correction, they began to look very attractive and we increased our emphasis there as the sector came back strongly. We like companies with strong product pipelines. By that, I mean they have the capability to develop and introduce new products over time. We like companies with stable earnings.
  Demographics tend to favor this industry. As the general population ages, there is likely to be a greater need for the drugs produced by the pharmaceutical industry.
  Major portfolio holdings from the pharmaceutical industry at the end of the fiscal year included American Home Products, Johnson & Johnson, and Bristol-Myers.

TOP 10 EQUITY HOLDINGS

JUNE 30, 1997

                                                    PERCENTAGE OF
STOCK                          INDUSTRY              NET ASSETS
Du Pont (E.I.)                 Chemical &
  De Nemours & Co.             Agricultural
                               Products                      3.3%
General Electric Co.           Capital Goods                 3.2%
Johnson & Johnson              Healthcare
                               Products &
                               Services                      2.8%
BankAmerica Corp.              Banks                         2.7%
Monsanto Co.                   Chemical &
                               Agricultural
                               Products                      1.6%
American Home Products Corp.   Healthcare
                               Products &
                               Services                      1.4%
Merck & Co., Inc.              Healthcare
                               Products &
                               Services                      1.4%
Mobil Corp.                    Oil                           1.3%
Boeing Co.                     Aerospace &
                               Defense                       1.3%
Sonat, Inc.                    Natural Gas                   1.3%

Q FINANCE, INCLUDING BANKS, INSURANCE COMPANIES AND OTHER FINANCIAL INSTITUTIONS, WAS ANOTHER MAJOR SECTOR IN THE FUND. WHY?

A Financial companies have played a leadership role in the stock market for the past two years, and their fundamentals still look good. The price/earnings ratios of this sector are still below the markets, and yet we believe the growth rates and prospects are above average.
  We have invested chiefly in banks, insurance companies, and government mortgage agencies such as the Federal Home Loan Mortgage Corporation (Freddie
Mac) and Federal National Mortgage Association (Fannie Mae). The banks in which we have invested tend to have strong operating fundamentals that should help them thrive in the current environment of stable-to-declining interest rates. We have good positions in BankAmerica, BankBoston and Chase Manhattan.

Q THE THIRD LARGEST SECTOR WAS THE CHEMICAL INDUSTRY. WHY DID YOU INVEST THERE?

A We are not enthusiastic about the commodity chemical business, but we do like some companies in this industry.
  One is Du Pont, which is restructuring and refocusing its business on the fastest growing areas, such as agriculture and healthcare.
  Another is Monsanto, which probably is best positioned in the agricultural chemicals, which is a very important leader. It is a market leader with products such as Roundup, a weedkiller marketed to both farmers and homeowners.

Q WHAT IS YOUR OUTLOOK?

A The current investing environment is good. We have good growth, low inflation and strong corporate profits. Right now, I see no reason for this environment to end, although eventually there will be something down the road that will change things.
  We are enjoying an environment that is favorable to the stocks of the quality, seasoned companies in which we invest. But the environment also help the quality corporate bonds in which the Fund invests.
  As long as these relatively benign conditions persist, we do not anticipate major corrections.
  It is important to remember though that this is a fund that does not take excessive risk. When corrections do come, we believe we are prepared to outperform more aggressive investment strategies.

                                 (Diamond)

   THIS COLUMN IS INTENDED TO ANSWER QUESTIONS ABOUT YOUR FUND.
   IF YOU HAVE A QUESTION YOU WOULD LIKE ANSWERED, PLEASE WRITE TO:
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                        ATTN: SHAREHOLDER COMMUNICATIONS
                      201 SOUTH COLLEGE STREET, SUITE 400,
                           CHARLOTTE, N.C. 28288-1195

PAGE 6
KEYSTONE BALANCED FUND (K-1)

                            Your Fund's Performance


Growth of an investment in
Keystone Balanced Fund (K-1)

(Line graph appears here with the following plot points.)

In Thousands
                        6/87   6/88   6/89   6/90   6/91   6/92   6/93   6/94   6/95   6/96   6/97
Dividend Reinvestment   (CUSTOMER: PLEASE FILL IN)
Initial Investment

Total value: $25,965

A $10,000 investment in Keystone Balanced Fund (K-1) made on June 30, 1987 with all distributions reinvested was worth $25,965 on June 30, 1997. Past performance is no guarantee of future results.


Comparisons of change in value of a $10,000 investment in Keystone Balanced Fund (K-1), the Standard & Poors 500 Index and the Consumer Price Index.

(Line graph appears here with the following plot points.)

In Thousands                   June 30, 1987 through June 30, 1997
                        6/87   6/88   6/89   6/90   6/91   6/92   6/93   6/94   6/95   6/96   6/97
The Fund                (CUSTOMER: PLEASE FILL IN)
CPI
S&P 500

Past performance is no guarantee of future results. The Standard & Poors 500 Index is an unmanaged market index. This index does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through June 30, 1997.

The cumulative and average annual total returns with sales charge calculations reflect the deduction of the 3% contingent deferred sales charge (CDSC) for those investors who sold Fund shares after one calendar year. Investors who retained their investment earned the returns in the without sales charge lines.
  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
  You may exchange your shares for another Keystone Classic fund by phone or in writing. The Fund reserves the right to change or terminate the exchange offer.

HISTORICAL RECORD

CUMULATIVE TOTAL RETURN
1 year w/o sales charge                           21.95%
1 year w/sales charge                             18.95%
Five years                                        78.31%
Ten years                                        159.65%

AVERAGE ANNUAL TOTAL RETURN
1 year w/o sales charge                           21.95%
1 year w/sales charge                             18.95%
5 years                                           12.26%
10 years                                          10.01%

SCHEDULE OF INVESTMENTS-- JUNE 30, 1997

  SHARES                                              VALUE
COMMON STOCKS-- 59.4%
                   ADVERTISING & RELATED SERVICES-- 0.3%
     46,800        Gannett Inc..................  $    4,621,500
                   AEROSPACE & DEFENSE-- 2.0%
    400,000        Boeing Co. (The).............      21,225,000
     49,600        Honeywell, Inc...............       3,763,400
     50,000        Rockwell International
                     Corp.......................       2,950,000
     62,200        United Technologies Corp.....       5,162,600
                                                      33,101,000
                   AUTOMOTIVE EQUIPMENT & MANUFACTURING-- 1.3%
    250,000        Ford Motor Co................       9,437,500
    150,000        General Motors Corp..........       8,353,125
     93,038        Genuine Parts Co.............       3,151,645
                                                      20,942,270
                   BANKS-- 5.4%
    673,920        BankAmerica Corp.............      43,509,960
    250,000        BankBoston Corp..............      18,015,625
    159,747        Chase Manhattan Corp.........      15,505,443
     42,000        Morgan (J.P.) & Co., Inc.....       4,383,750
     24,200        Wells Fargo & Co.............       6,521,900
                                                      87,936,678
                   BUSINESS EQUIPMENT & SERVICES-- 0.3%
     62,769        Xerox Corp...................       4,950,905
                   CAPITAL GOODS-- 3.6%
     60,000        Deere & Co...................       3,292,500
    792,000        General Electric Co..........      51,777,000
     50,500        Ingersoll Rand Co............       3,118,375
                                                      58,187,875
                   CHEMICAL & AGRICULTURAL PRODUCTS-- 6.3%
     28,000        Air Products & Chemicals,
                     Inc........................       2,275,000
    133,200        Dow Chemical Co..............      11,605,050
    862,000        Du Pont (E.I.) De Nemours &
                     Co.........................      54,198,250
    600,000        Monsanto Co..................      25,837,500
    136,000        PPG Industries, Inc..........       7,905,000
                                                     101,820,800
                   CONSUMER PRODUCTS & SERVICES-- 2.3%
     32,600        Avon Products, Inc...........       2,300,338
    150,000        Gillette Co. (The)...........      14,212,500
    100,000        International Flavours &
                     Fragrances, Inc............       5,050,000
    110,000        Procter & Gamble Co. (The)...      15,537,500
                                                      37,100,338
  SHARES                                              VALUE
COMMON STOCKS-- CONTINUED
                   DIVERSIFIED COMPANIES-- 0.9%
     71,300        Allied-Signal Inc............  $    5,989,200
     80,000        Minnesota Mining &
                     Manufacturing Co...........       8,160,000
                                                      14,149,200
                   ELECTRICAL EQUIPMENT & SERVICES-- 1.2%
     50,000        AMP, Inc.....................       2,087,500
    200,000        Motorola, Inc................      15,200,000
     40,000        Thomas & Betts Corp..........       2,102,500
                                                      19,390,000
                   FINANCE & INSURANCE-- 3.2%
     30,000        Aetna, Inc...................       3,071,250
     64,892        Allstate Corp. (The).........       4,737,116
     20,000        CIGNA Corp...................       3,550,000
    414,400        Federal Home Loan Mortgage
                     Corp.......................      14,245,000
    200,000        Federal National Mortgage
                     Assn.......................       8,725,000
     15,000        General Reinsurance Corp.....       2,730,000
     25,200        Hartford Life, Inc. Cl. A....         945,000
     53,600        PMI Group, Inc. (The)........       3,343,300
     68,200        SAFECO Corp..................       3,186,219
     40,000        St. Paul Companies, Inc......       3,050,000
    100,000        Travelers Property Casualty
                     Corp. Cl. A................       3,987,500
                                                      51,570,385
                   FOOD & BEVERAGE PRODUCTS-- 2.8%
    324,000        Anheuser-Busch Companies.,
                     Inc........................      13,587,750
     46,800        CPC International, Inc.......       4,320,225
     30,000        General Mills, Inc...........       1,953,750
     79,200        H.J. Heinz Co................       3,653,100
     44,000        Kellogg Co...................       3,767,500
    339,300        Philip Morris Companies,
                     Inc........................      15,056,437
     86,000        Sara Lee Corp................       3,579,750
                                                      45,918,512

PAGE 8
KEYSTONE BALANCED FUND (K-1)

SCHEDULE OF INVESTMENTS-- JUNE 30, 1997

  SHARES                                              VALUE
COMMON STOCKS-- CONTINUED
                   HEALTHCARE PRODUCTS & SERVICES-- 9.2%
    300,000        American Home Products
                     Corp.......................  $   22,950,000
     47,400        Baxter International, Inc....       2,476,650
    110,000        Bristol-Myers Squibb Co......       8,910,000
    710,400        Johnson & Johnson............      45,732,000
     47,626        Lilly (Eli) & Co.............       5,206,117
    213,000        Merck & Co., Inc.............      22,045,500
    145,200        Pfizer, Inc..................      17,351,400
    204,800        Schering-Plough Corp.........       9,804,800
     57,200        SmithKline Beecham plc, ADR..       5,240,950
     84,000        Warner-Lambert Co............      10,437,000
                                                     150,154,417
                   METAL PRODUCTS & SERVICES-- 0.5%
     40,000        Aluminum Company of
                     America....................       3,015,000
     56,138        Freeport McMoran Copper &
                     Gold Class B...............       1,747,295
     22,000        Phelps Dodge Corp............       1,874,125
     24,400        Reynolds Metals Co...........       1,738,500
                                                       8,374,920
                   NATURAL GAS-- 1.4%
     54,000        Enron Corp...................       2,203,875
    407,000        Sonat, Inc...................      20,858,750
                                                      23,062,625
                   OFFICE EQUIPMENT & SUPPLIES-- 1.8%
    200,000        Hewlett-Packard Co...........      11,200,000
    348,028        Ikon Office Solutions, Inc...       8,678,948
    100,000        International Business
                     Machines Corp..............       9,018,750
                                                      28,897,698
                   OIL-- 6.7%
     96,600        Amoco Corp...................       8,398,162
    289,000        Atlantic Richfield Co........      20,374,500
    263,600        Chevron Corp.................      19,489,925
    127,000        Exxon Corp...................       7,810,500
    310,800        Mobil Corp...................      21,717,150
    157,000        Occidental Petroleum Corp....       3,934,813
    280,400        Royal Dutch Petroleum Co.....      15,246,750
    294,400        Unocal Corp..................      11,426,400
                                                     108,398,200
  SHARES                                              VALUE
COMMON STOCKS-- CONTINUED
                   OIL FIELD SERVICES-- 0.5%
     45,200        Halliburton Co...............  $    3,582,100
     31,100        Schlumberger Ltd.............       3,887,500
                                                       7,469,600
                   PAPER & PACKAGING-- 1.9%
     30,800        Georgia-Pacific Corp.........       2,629,550
     57,000        International Paper Co.......       2,768,063
     69,600        Kimberly-Clark Corp..........       3,462,600
    174,014        Unisource Worldwide, Inc.....       2,784,224
    370,350        Weyerhaeuser Co..............      19,258,200
                                                      30,902,637
                   REAL ESTATE-- 2.8%
    119,500        Arden Realty, Inc.
                     (R.E.I.T)..................       3,107,000
    500,000        Beacon Properties Corp.
                     (R.E.I.T.).................      16,687,500
     50,000        Boston Properties, Inc.
                     (R.E.I.T.).................       1,375,000
     70,000        First Industrial Realty
                     Trust, Inc. (R.E.I.T.).....       2,047,500
    200,000        Patriot American Hospitality,
                     Inc. (R.E.I.T.)............       5,100,000
     50,000        Prentiss Properties Trust
                     (R.EI.T.)..................       1,281,250
    294,112        Rouse Co.....................       8,676,304
    100,000        Spieker Properties, Inc.
                     (R.E.I.T.).................       3,518,750
    100,000        TriNet Corporate Realty
                     Trust, Inc. (R.E.I.T.).....       3,306,250
                                                      45,099,554
                   RETAILING & WHOLESALE-- 0.4%
     60,000        May Department Stores Co.....       2,835,000
     70,000        Sears Roebuck & Co...........       3,762,500
                                                       6,597,500
                   TELECOMMUNICATION SERVICES & EQUIPMENT-- 3.0%
    124,000        Ameritech Corp...............       8,424,250
     90,000        Bell Atlantic Corp...........       6,828,750
    162,000        GTE Corp.....................       7,107,750
    200,000        Northern Telecom Ltd.........      18,200,000
     88,088        NYNEX Corp...................       5,076,071
     75,480        Sprint Corp..................       3,972,135
                                                      49,608,956

SCHEDULE OF INVESTMENTS-- JUNE 30, 1997

  SHARES                                              VALUE
COMMON STOCKS-- CONTINUED
                   TRANSPORTATION-- 0.4%
     40,000        Norfolk Southern Corp........  $    4,030,000
     46,800        Union Pacific Corp...........       3,299,400
                                                       7,329,400
                   UTILITIES-- 1.2%
     39,500        American Electric Power Co.,
                     Inc........................       1,659,000
     74,000        Consolidated Edison Co. of
                     New York, Inc..............       2,178,375
     31,050        Dominion Resources, Inc......       1,137,206
     42,000        Duke Power Co................       2,013,375
    108,000        Emerson Electric Co..........       5,946,750
     71,400        Florida Progress Corp........       2,235,712
     27,000        FPL Group, Inc...............       1,243,688
     86,800        Houston Industries., Inc.....       1,860,775
     44,105        Texas Utilities Co...........       1,518,866
                                                      19,793,747
TOTAL COMMON STOCKS
  (COST $458,795,114)...........................     965,378,717
CONVERTIBLE PREFERRED-- 2.1%
                   FINANCE & INSURANCE-- 1.2%
     64,200        Allstate Corp. (The)
                     6.76%, Exchangeable Notes
                     Due 4/15/98................       3,338,400
     63,500        Conseco, Inc.
                     7.00%, PRIDES..............       8,239,125
    200,000        SunAmerica, Inc.
                     $3.188, PERCS..............       8,725,000
                                                      20,302,525
                   OFFICE EQUIPMENT & SUPPLIES-- 0.2%
     55,000        Ikon Office Solutions, Inc.
                     $5.04, 10/01/1998..........       3,540,625
                   RETAILING & WHOLESALE-- 0.7%
    200,000        Kmart Financing I
                     7.75%......................      10,975,000
TOTAL CONVERTIBLE PREFERRED
  (COST $28,714,617)............................      34,818,150
CONVERTIBLE DEBENTURES-- 1.1%
                   BUSINESS EQUIPMENT & SERVICES-- 0.2%
  2,000,000        US Filter Corp.
                     6.00%, 9/15/05 144A........       3,100,000
  SHARES                                              VALUE
CONVERTIBLE DEBENTURES-- CONTINUED
                   ELECTRICAL EQUIPMENT & SERVICES-- 0.2%
  3,000,000        Solectron Corp.
                     6.00%, 3/1/06 144A.........  $    3,723,750
                   ENVIRONMENTAL SERVICES-- 0.3%
  4,900,000        USA Waste Services, Inc.
                     4.00%, 2/1/02..............       5,344,087
                   RETAILING & WHOLESALE-- 0.4%
  5,250,000        Staples, Inc.
                     4.50%, 10/1/00 144A........       6,339,375
TOTAL CONVERTIBLE DEBENTURES
  (COST $15,150,000)............................      18,507,212
CORPORATE BONDS-- 15.4%
                   AEROSPACE & DEFENSE-- 0.5%
  3,000,000        Boeing Co.
                     7.88%, 4/15/43.............       3,165,060
  3,650,000        McDonnell Douglas Corp.
                     9.25%, 4/1/02..............       4,013,321
                                                       7,178,381
                   AUTOMOTIVE EQUIPMENT & MANUFACTURING-- 1.0%
  3,000,000        Ford Motor Co.
                     7.70%, 5/15/97.............       3,023,520
  5,600,000        General Motors Corp.
                     9.63%, 12/1/00.............       6,094,200
  7,500,000        Hertz Corp.
                     7.00%, 5/1/02..............       7,528,125
                                                      16,645,845
                   BANKS-- 1.0%
  6,500,000        ABN Amro Bank NV Chicago
                     Branch
                     7.30%, 12/1/26.............       6,119,360
  4,500,000        Amsouth Bancorp.
                     6.75%, 11/1/25.............       4,399,875
  4,500,000        Export Import Bank Korea
                     7.10%, 3/15/07.............       4,541,130
  1,000,000        Wachovia Corp.
                     6.61%, 10/1/25.............         985,460
                                                      16,045,825
                   ELECTRICAL EQUIPMENT & SERVICES-- 0.1%
  2,250,000        Korea Electric Power Corp.
                     7.00%, 2/1/27..............       2,205,923

PAGE 10
KEYSTONE BALANCED FUND (K-1)

SCHEDULE OF INVESTMENTS-- JUNE 30, 1997

  SHARES                                              VALUE
CORPORATE BONDS-- CONTINUED
                   FINANCE & INSURANCE-- 4.5%
  8,000,000        Ambac, Inc.
                     9.38%, 8/1/11..............  $    9,512,800
  6,550,000        Associates Corp. North
                     America
                     8.63%, 11/15/04............       7,159,805
  5,250,000        CCC Putable Asset Trust
                     6.45%, 10/18/99 144A.......       5,233,725
  4,500,000        CIT Group Holdings, Inc.
                     9.25%, 3/15/01.............       4,875,660
  5,050,000        Fleet Mortgage Group, Inc.
                     6.50%, 6/15/00.............       5,035,305
  5,400,000        Ford Credit Auto Owner Trust
                     6.30%, 1/15/01.............       5,389,848
  4,750,000        Ford Motor Credit
                     6.90%, 6/5/00..............       4,784,865
  6,400,000        General Motors Acceptance
                     Corp.
                     7.13%, 5/1/01..............       6,476,992
  5,000,000        International Lease Finance
                     Corp.
                     6.38%, 2/15/02.............       4,912,300
  3,000,000        Mellon Capital II
                     7.99%, 1/15/27.............       2,996,400
  5,750,000        Michigan Bell Telephone Co.
                     5.88%, 9/15/99.............       5,684,852
  2,200,000        Prudential Funding
                     7.13%, 7/1/07..............       2,195,600
  5,500,000        Sun Life Canada Us Cakp
                     Trust I
                     8.53%, 5/29/49 144A........       5,678,750
  3,500,000        Travelers Capital III
                     7.75%, 12/1/36.............       3,395,140
                                                      73,332,042
                   FOOD & BEVERAGE PRODUCTS-- 0.3%
  5,000,000        Philip Morris Companies, Inc.
                     7.20%, 2/1/07..............       4,933,800
                   INDUSTRIAL SPECIALTY PRODUCTS & SERVICES--
                     0.6%
  7,000,000        GTE Corp.
                     8.75%, 11/1/21.............       7,906,430
  1,100,000        Textron, Inc. Series C
                     10.01%, 2/1/00.............       1,188,962
                                                       9,095,392
  SHARES                                              VALUE
CORPORATE BONDS-- CONTINUED
                   MACHINERY-- DIVERSIFIED-- 0.1%
  2,000,000        Caterpillar, Inc.
                     9.38%, 7/15/01.............  $    2,176,320
                   NATURAL GAS-- 0.4%
  6,575,000        Tennessee Gas Pipeline Co.
                     7.50%, 4/1/17..............       6,549,818
                   OIL-- 1.8%
  4,300,000        Occidental Petroleum Corp.
                     10.13%, 9/15/09............       5,245,312
  5,286,572        Oslo Seismic
                     8.28%, 6/1/11 144A.........       5,573,422
 10,000,000        Sun, Inc.
                     8.13%, 11/1/99.............      10,346,300
  7,500,000        Transocean Offshore, Inc.
                     8.00%, 4/15/27.............       7,752,075
                                                      28,917,109
                   OIL FIELD SERVICES-- 0.6%
 10,000,000        Baker Hughes Inc.
                     7.63%, 2/15/99.............      10,195,000
                   PAPER & PACKAGING-- 0.5%
  8,000,000        James River Corp. of Virginia
                     6.75%, 10/1/99.............       8,051,040
                   PUBLISHING, BROADCASTING & ENTERTAINMENT--
                     1.8%
  5,500,000        Belo (A.H.) Corp.
                     7.13%, 6/1/07..............       5,452,947
 11,338,000        Continental Cablevision, Inc.
                     9.00%, 9/1/08..............      12,674,977
 10,000,000        Time Warner, Inc.
                     9.15%, 2/1/23..............      11,044,900
                                                      29,172,824
                   REAL ESTATE-- 0.2%
  3,500,000        Simon Debartolo Group, Inc.
                     6.88%, 11/15/06............       3,386,950
                   RETAILING & WHOLESALE-- 0.3%
  5,250,000        Mattel, Inc.
                     6.75%, 5/15/00.............       5,269,215

SCHEDULE OF INVESTMENTS-- JUNE 30, 1997

  SHARES                                              VALUE
CORPORATE BONDS-- CONTINUED
                   TRANSPORTATION-- 0.5%
  3,000,000        Golden State Petroleum
                     Transport Corp.
                     8.04%, 2/1/19 144A.........  $    2,997,656
  5,500,000        Norfolk Southern Corp.
                     7.05%, 5/1/37..............       5,582,170
                                                       8,579,826
                   UTILITIES-- 1.2%
  5,000,000        Central Illinois Public
                     Service Co.
                     7.61%, 6/1/17..............       5,081,250
  4,000,000        Citizens Utilities Co.
                     7.05%, 10/1/46.............       3,755,880
  5,000,000        Georgia Power Co.
                     6.13%, 9/1/99..............       4,970,100
  4,000,000        Rural Electric Cooperative
                     8.67%, 9/15/18.............       4,399,360
    568,000        System Energy Resources, Inc.
                     11.38%, 9/1/16.............         606,596
                                                      18,813,186
TOTAL CORPORATE BONDS
  (COST $250,445,805)...........................     250,548,496
FOREIGN BONDS (U.S. DOLLARS)--
  0.3%
  5,000,000        Bayer Corp.
                     7.13%, 10/1/15 144A........       4,806,450
               TOTAL FOREIGN BONDS (U.S. DOLLARS)
  (COST $5,164,250).............................       4,806,450
FOREIGN BONDS (NON U.S. DOLLARS)-- 2.7%
 18,500,000        Canada Government
                     8.75%, 12/1/05.............      15,570,839
 86,299,000        Denmark Kingdom
                     7.00%, 11/15/07............      13,653,383
 21,850,000        Germany (Republic of)
                     6.88%, 5/12/05.............      13,680,523
    424,000        Nykredit
                     6.00%, 10/1/26.............          58,014
                                                      42,962,759
TOTAL FOREIGN BONDS (NON U.S.
  DOLLARS) (COST $45,039,690)...................      42,962,759
  SHARES                                              VALUE
ASSET-BACKED SECURITIES-- 2.7%
  2,500,000        Contimortgage Home Equity
                     Loan, Series 1996-4, Class
                     A9,
                     6.88%, 1/15/28.............  $    2,477,325
  6,150,000        Correstates Home Equity Loan,
                     Series 1996-1, Class A4,
                     7.00%, 6/15/12.............       6,105,797
                   Green Tree Financial Corp.
  6,000,000        Series 1993-4, Class A3,
                     6.25%, 1/15/19.............       5,968,080
  6,000,000        Series 1997-3, Class A5,
                     7.14%, 7/15/28.............       6,068,437
  5,000,000        Olympic Automobile
                     Receivables,
                     Series 1996-C, Class A4,
                     6.80%, 3/15/02.............       5,029,400
  7,500,000        Southern Pacific Secured
                     Assets Corp.,
                     Series 1996-3A, Class A4,
                     7.60%, 10/25/27............       7,514,062
  1,185,000        University Support Services
                     Inc., Series 1992-D,
                     9.07%, 11/1/07.............       1,184,259
  3,000,000        Western Financial Owner
                     Trust, Series 1996-D,
                     6.40%, 4/20/03.............       2,984,063
  6,650,000        World Omni Automobile Lease,
                     Series 1997-A, Class A4,
                     6.90%, 6/25/03.............       6,706,060
                                                      44,037,483
TOTAL ASSET-BACKED SECURITIES
  (COST $43,609,424)............................      44,037,483
MORTGAGE-BACKED SECURITIES--
  12.4%
                   COLLATERALIZED MORTGAGE OBLIGATIONS-- 8.4%
                   Asset Securitization Corp.
  3,300,000        Series 1996-D3, Class A3,
                     7.69%, 10/13/26............       3,400,031
  4,000,000        Series 1997-D4, Class A2,
                     7.41%, 4/14/27.............       4,128,750
  4,450,000        Bankamerica Mortgage
                     Services, Series 1997-1,
                     Class M,
                     7.50%, 10/15/25............       4,446,507

PAGE 12
KEYSTONE BALANCED FUND (K-1)

SCHEDULE OF INVESTMENTS-- JUNE 30, 1997

  SHARES                                              VALUE
MORTGAGE-BACKED SECURITIES-- CONTINUED
  2,200,000        Chase Commercial
                     Mortgage Securities Corp.,
                     Series 1997-1, Class B,
                     7.37%, 6/19/29.............  $    2,236,438
  4,818,686        Chase Mortgage Finance
                     Corp., Series 1994-D, Class
                     M,
                     6.75%, 2/25/25.............       4,501,327
  1,774,203        Criimi Mae Financial Corp.,
                     Series 1A,
                     7.00%, 1/1/33..............       1,735,946
  1,250,000        FFCA Secured Lending
                     Corp., Series 1997-1, Class
                     B1,
                     7.74%, 6/15/13.............       1,271,875
                   FHLMC
  7,148,000        Series 117, Class G,
                     8.50%, 1/15/21.............       7,631,848
  5,500,000        Series 1701, Class PH,
                     6.50%, 3/15/09.............       5,391,100
  6,500,000        Series 1996-17, Class A,
                     6.00%, 8/25/04.............       6,268,925
  5,542,694        Financial Asset
                     Securitization,
                     Series 1997-NAM 1, Class
                     FXA2,
                     7.75%, 4/25/27.............       5,631,655
                   FNMA
  5,000,000        Remic Trust 1993-156, Class
                     B,
                     6.50%, 4/25/18.............       4,812,500
  1,250,000        Remic Trust 1993-248, Class
                     SA,
                     3.26%, 8/25/23.............         947,656
  3,454,305        G E Capital Mortgage Services
                     Inc.,
                     Series 1994-10, Class A14,
                     6.50%, 3/25/24.............       3,310,736
  4,450,000        GS Mortgage Security Corp.,
                     Series 1996-PL, Class A2,
                     7.41%, 2/15/27.............       4,338,055
  6,450,556        Headlands Mortgage
                     Securities, Inc.,
                     Series 1997-2, Class AI10,
                     7.75%, 5/25/27.............       6,517,077
  7,974,017        Independent National Mortgage
                     Corp., Series 1997-A, Class
                     A,
                     7.85%, 12/26/26 144A.......       8,003,301
  SHARES                                              VALUE
MORTGAGE-BACKED SECURITIES-- CONTINUED
  1,273,516        KS Mortgage Capital,
                     L. P., Series 1995-1, Class
                     A1,
                     7.06%, 4/20/02 144A........  $    1,277,496
                   Merrill Lynch Mortgage
                     Investors, Inc.
  5,000,000        Series 1991-D, Class B,
                     9.85%, 7/15/11.............       5,276,550
  1,823,926        Series 1992-B, Class B,
                     8.50%, 4/15/12.............       1,867,810
  2,110,236        Series 1992-D, Class B,
                     8.50%, 6/15/17.............       2,198,824
  2,299,000        Series 1996-C2, Class B,
                     6.96%, 11/21/28............       2,263,437
  5,000,000        Series 1997-C1, Class A3,
                     7.12%, 6/18/29.............       5,012,500
  5,870,000        Merrill Lynch Trust
                     XXXV, Class G,
                     8.45%, 11/1/18.............       6,163,500
  2,000,000        Mid State Trust,
                     Series 6, Class A3,
                     7.54%, 7/1/35..............       2,011,250
  7,000,000        Morgan Stanley Capital 1
                     Inc.,
                     Series 1997-WF1, Class A2,
                     7.22%, 5/15/07 144A........       7,089,687
  1,131,031        Paine Webber Mortgage
                     Acceptance Corp. IV, Series
                     1993-5, Class A3,
                     6.88%, 6/25/08.............       1,131,384
  7,000,000        PNC Mortgage Securities
                     Corp., Series 1997-4, Class
                     2PP1,
                     7.50%, 7/25/27.............       7,060,641
  6,538,000        Residential Accredit Loans
                     Inc., Series 1996-QS4,
                     Class AI 10,
                     7.90%, 8/25/26.............       6,621,768
  9,961,608        Residential Funding Mortgage
                     Secs I Inc., Series
                     1997-S7, Class A4,
                     7.50%, 5/25/27.............      10,123,484
  3,317,712        Ryland Acceptance Corp.,
                     Series 1988, Class E,
                     7.95%, 1/1/19..............       3,368,507
                                                     136,040,565

SCHEDULE OF INVESTMENTS-- JUNE 30, 1997

  SHARES                                              VALUE
MORTGAGE-BACKED SECURITIES-- CONTINUED
                   MORTGAGE PASS-THROUGH CERTIFICATES-- 4.0%
  3,090,436        Federal Home Loan Mortgage
                     Corp.
                     7.84%, 4/1/22..............  $    3,255,589
                   Federal National Mortgage
                     Assn.
  1,413,898        7.68%, 11/1/17...............       1,470,454
  1,507,450        7.65%, 1/1/31................       1,589,426
  5,626,647        7.00%, 5/1/24................       5,544,048
 26,258,111        6.50%, 12/1/08...............      25,918,856
  8,822,456        5.75%, 2/1/27................       9,138,124
 19,803,326        5.50%, 7/1/09................      18,776,028
    288,721        Government National Mortgage
                     Assn.
                     7.00%, 5/15/24.............         284,662
                                                      65,977,187
TOTAL MORTGAGE-BACKED
  SECURITIES (COST $201,190,752)................     202,017,752
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS-- 3.2%
                   U.S. TREASURY-- 3.2%
  8,555,000        U.S. Treasury Bonds
                     6.50%, 11/15/26............       8,204,758
                   U.S. Treasury Notes
 39,300,000        6.63%, 3/31/02...............      39,656,058
  2,250,000        6.38%, 9/30/01...............       2,250,360
  1,500,000        6.25%, 2/15/07...............       1,467,660
                                                      51,578,836
  SHARES                                              VALUE
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS (COST $51,092,262)................  $   51,578,836
 PRINCIPAL
  AMOUNT
REPURCHASE AGREEMENT-- 0.8%
$12,664,000        Keystone Joint Repurchase Agreement,
                   Investments in repurchase
                     agreements, in a joint
                     trading account, purchased
                     6/30/97, 6.039%, maturing
                     7/1/97 (maturity value
                     $12,666,124) (a)...........      12,664,000

TOTAL INVESTMENTS--
  (COST $1,111,865,914)                   100.1%    1,627,319,855
OTHER ASSETS AND
  LIABILITIES-- NET                        (0.1)      (1,924,512)
NET ASSETS                                100.0%   $1,625,395,343

144A-- Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
   (a) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at June 30, 1997.

LEGEND OF PORTFOLIO ABBREVIATIONS
ADR-- American Depository Receipt
FHLMC-- Federal Home Loan Mortgage Corporation
FNMA-- Federal National Mortgage Association
GNMA-- Government National Mortgage Association
PERCS-- Preferred Equity Redemption Cumulative Stock
PRIDES-- Provisionally Redeemable Income Debt Exchangeable for Stock R.E.I.T.-- Real Estate Investment Trust

PAGE 14
KEYSTONE BALANCED FUND (K-1)

SCHEDULE OF INVESTMENTS-- JUNE 30, 1997

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                           NET UNREALIZED
SETTLEMENT                                              U.S. VALUE AT      IN EXCHANGE     APPRECIATION/
  DATE                                                  JUNE 30, 1997      FOR U.S. $      (DEPRECIATION)
Forward Foreign Currency Contracts to Sell:
08/12/97       39,638,000      German Deutsche Marks     $ 22,798,817      $23,218,135       $  419,318
08/20/97       94,311,000               Danish Krone       14,245,563      14,632,296           386,733
08/27/97       21,302,750           Canadian Dollars       15,481,425      15,619,570           138,145
Unrealized appreciation on forward foreign currency contracts                                $  944,196
Forward Foreign Currency Contracts to Buy:
08/12/97       16,000,000      German Deutsche Marks     $  9,202,812      $9,457,942        $ (255,130)
Net unrealized appreciation on forward foreign currency contracts                            $  689,066

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                         YEAR ENDED JUNE 30,
                                         1997       1996       1995      1994      1993      1992     1991     1990     1989
NET ASSET VALUE BEGINNING OF YEAR        $11.33     $10.09     $9.26    $10.10     $9.77     $9.16    $9.10    $9.12    $8.37
INCOME FROM INVESTMENT OPERATIONS
Net investment income                      0.30       0.29      0.31      0.28      0.31      0.32     0.45     0.50     0.46
Net realized and unrealized gain
  (loss) on investment and foreign
  currency related transactions            2.07       1.42      0.96     (0.37)     0.66      0.75     0.18     0.20     0.83
Total from investment operations           2.37       1.71      1.27     (0.09)     0.97      1.07     0.63     0.70     1.29
LESS DISTRIBUTIONS FROM:
Net investment income                     (0.30)     (0.24)    (0.31)    (0.28)    (0.31)    (0.32)   (0.50)   (0.50)   (0.54)
In excess of net investment income            0      (0.03)    (0.02)    (0.07)    (0.09)    (0.14)   (0.04)   (0.04)       0
Tax basis return of capital                   0          0         0     (0.02)        0         0        0        0        0
Net realized gain on investments          (0.45)     (0.20)    (0.02)    (0.25)    (0.24)        0    (0.03)   (0.18)       0
In excess of net realized gain on
  investments                                 0          0     (0.09)    (0.13)        0         0        0        0        0
Total distributions                       (0.75)     (0.47)    (0.44)    (0.75)    (0.64)    (0.46)   (0.57)   (0.72)   (0.54)
NET ASSET VALUE END OF PERIOD            $12.95     $11.33    $10.09     $9.26    $10.10     $9.77    $9.16    $9.10    $9.12
TOTAL RETURN(A)                           21.95%     17.35%    14.20%    (1.16%)   10.39%    11.86%    7.49%    7.99%   16.07%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                           1.70%      1.72%     1.77%     1.71%     1.93%     1.97%    1.88%    1.99%    1.96%
  Total expenses, excluding
    indirectly paid expenses               1.69%      1.71%      N/A       N/A       N/A       N/A      N/A      N/A      N/A
  Net investment income                    2.50%      2.71%     3.33%     2.81%     3.07%     3.25%    4.56%    4.94%    5.48%
PORTFOLIO TURNOVER RATE                      89%        96%       88%       88%       74%       52%      60%      35%      49%
AVERAGE COMMISSION RATE PAID            $0.0400    $0.0031       N/A       N/A       N/A       N/A      N/A      N/A      N/A
NET ASSETS END OF YEAR (MILLIONS)        $1,625     $1,481    $1,345    $1,390    $1,464    $1,184     $902     $827     $712

                                       1988
NET ASSET VALUE BEGINNING OF YEAR      $9.74
INCOME FROM INVESTMENT OPERATIONS
Net investment income                   0.47
Net realized and unrealized gain
  (loss) on investment and foreign
  currency related transactions        (0.82)
Total from investment operations       (0.35)
LESS DISTRIBUTIONS FROM:
Net investment income                  (0.60)
In excess of net investment income         0
Tax basis return of capital                0
Net realized gain on investments       (0.42)
In excess of net realized gain on
  investments                              0
Total distributions                    (1.02)
NET ASSET VALUE END OF PERIOD          $8.37
TOTAL RETURN(A)                        (3.37%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                        1.91%
  Total expenses, excluding
    indirectly paid expenses             N/A
  Net investment income                 5.34%
PORTFOLIO TURNOVER RATE                   64%
AVERAGE COMMISSION RATE PAID             N/A
NET ASSETS END OF YEAR (MILLIONS)       $685

(a) Excluding applicable sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 16
KEYSTONE BALANCED FUND (K-1)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997

ASSETS:
 Investments, at value
   (identified cost, $1,111,865,914)          $1,627,319,855
 Foreign currency, at value
   (identified cost, $8,980)                           9,192
 Unrealized appreciation on forward foreign
   currency contracts                                944,196
 Dividends and interest receivable                 9,470,139
 Receivable for investments sold                   4,131,827
 Receivable for Fund shares sold                   1,477,963
 Prepaid expenses and other assets                   161,753
   Total assets                                1,643,514,925
LIABILITIES:
 Unrealized depreciation on forward foreign
   currency contracts                                255,130
 Payable for investments purchased                14,732,214
 Payable for Fund shares redeemed                  2,080,054
 Distribution fee payable                            934,761
 Accrued expenses and other liabilities              117,423
   Total liabilities                              18,119,582
NET ASSETS                                    $1,625,395,343
NET ASSETS REPRESENTED BY:
 Paid-in capital                              $1,013,621,008
 Accumulated undistributed net investment
   income                                          3,239,562
 Accumulated net realized gain on
   investments and foreign currency related
   transactions                                   92,401,815
 Net unrealized appreciation on investments
   and foreign currency related transactions     516,132,958
   Total net assets                            1,625,395,343
NET ASSET VALUE PER SHARE OF BENEFICIAL
 INTEREST OUTSTANDING
 Net assets of $1,625,395,343 (divided by) 125,534,120
   shares outstanding                         $        12.95

STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1997

INVESTMENT INCOME
 Interest                                          $ 40,204,287
 Dividends (net of foreign
   withholding taxes of $91,085)                     24,547,062
   Total income                                      64,751,349
EXPENSES
 Management fee                    $ 6,854,615
 Distribution Plan expenses         15,437,631
 Transfer agent fees                 2,979,483
 Accounting expenses                   101,818
 Custodian fees                        596,802
 Trustees' fees and expenses            55,886
 Miscellaneous                         193,248
   Total expenses                   26,219,483
   Less: Expenses paid indirectly     (146,111)
 Net expenses                                        26,073,372
 Net investment income                               38,677,977
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS AND FOREIGN
 CURRENCY RELATED TRANSACTIONS
 Net realized gain on:
   Investments                     116,423,636
   Foreign currency related
     transactions                    4,563,646
 Net realized gain                                  120,987,282
 Net change in unrealized
   appreciation on:
   Investments                     145,989,829
   Foreign currency related
     transactions                      578,207
 Net change in unrealized
   appreciation                                     146,568,036
 Net realized and unrealized gain
   on investments and foreign
   currency related transactions                    267,555,318
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                         $306,233,295

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED JUNE 30,
                                                                                          1997               1996
OPERATIONS
  Net investment income                                                              $   38,677,977     $    38,649,314
  Net realized gain on investment and foreign currency related transactions             120,987,282          54,917,152
  Net change in unrealized appreciation                                                 146,568,036         132,899,484
     Net increase in net assets resulting from operations                               306,233,295         226,465,950
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                                 (38,660,044)        (38,649,314)
  In excess of net investment income                                                              0          (4,413,251)
  Net realized gain on investments                                                      (57,571,132)        (18,717,526)
     Total distributions to shareholders                                                (96,231,176)        (61,780,091)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                             200,987,044         227,626,268
  Payments for shares redeemed                                                         (351,020,484)       (308,498,436)
  Net asset value of shares issued in reinvestment of distributions                      84,249,628          52,483,524
     Net decrease in net assets resulting from capital share transactions               (65,783,812)        (28,388,644)
       Total increase in net assets                                                     144,218,307         136,297,215
NET ASSETS
  Beginning of year                                                                   1,481,177,036       1,344,879,821
  End of year, including undistributed net investment income of $3,239,562
     and $138,085, respectively                                                      $1,625,395,343     $ 1,481,177,036

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 18
KEYSTONE BALANCED FUND (K-1)

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Keystone Balanced Fund (K-1) (the "Fund") is a Pennsylvania common law trust for which Keystone Investment Management Company ("Keystone") is the Investment Advisor and Manager. Keystone was formerly a wholly owned subsidiary of Keystone Investments, Inc ("KII") and is currently a subsidiary of First Union Corporation ("First Union").
  The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, diversified management investment company. The Fund's investment objective is to provide shareholders with current income. The Fund seeks to meet its objective principally through investment in a combination of equity and debt securities chosen primarily for their potential for current income and secondarily, to the extent consistent with the Fund's objective, for their potential capital appreciation.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. VALUATION OF SECURITIES

The Fund values securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Fund values securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price.
  U.S. government obligations held by the Fund are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders.
  Securities for which valuations are not available from an independent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.
  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other funds managed by Keystone, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.
  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. REVERSE REPURCHASE AGREEMENTS

To obtain short-term financing, the Fund may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. FOREIGN CURRENCY

The books and records of the Fund are maintained in United States ("U.S.") dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on investment transactions.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

G. FEDERAL INCOME TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income or excise tax is required.

H. DISTRIBUTIONS

The Fund distributes net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for net realized gains from foreign currency related transactions.

PAGE 20
KEYSTONE BALANCED FUND (K-1)

2. CAPITAL SHARE TRANSACTIONS

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                                   YEAR ENDED JUNE 30,
                                   1997           1996
Shares sold                      16,959,452     20,948,679
Shares redeemed                 (29,517,723)   (28,542,355)
Shares issued in reinvestment
  of distributions                7,405,182      4,948,269
Net decrease                     (5,153,089)    (2,645,407)

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities, excluding short-term securities, for the year ended June 30, 1997 were $1,335,545,818 and $1,442,119,831, respectively.
  The average daily balance of reverse repurchase agreements outstanding for the Fund during the year ended June 30, 1997 was approximately $14,403,239 at a weighted average interest rate of 4.415%. The maximum amount outstanding under reverse repurchase agreements during the year ended June 30, 1997 for the Fund was $19,557,472 (including accrued interest). There were no reverse repurchase agreements outstanding at June 30, 1997.
  On June 30, 1997, the cost of investments for federal income tax purposes was $1,111,455,155, gross unrealized appreciation of investments was $522,900,444 and gross unrealized depreciation of investments was $7,035,744, resulting in net unrealized appreciation of $515,864,700 for federal income tax purposes.

4. DISTRIBUTION PLAN

Since December 11, 1996, Evergreen Keystone Distributor, Inc. ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") has served as principal underwriter to the Fund. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.
  The Fund has adopted a Distribution Plan as allowed by Rule 12b-1 of the 1940 Act. The Distribution plan permits the fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and services fees to broker-dealers who sell shares of the fund, are paid by shareholders through expenses called "Distribution Plan expenses." The Fund pays a service fee equal to 0.25% of its average daily net assets and a distribution fee equal to 0.75% of its average daily net assets. Distribution Plan expenses are calculated daily and paid monthly.
  With respect to the Fund's shares, the principal underwriter may incur distribution costs greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.
  The Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund. However, after the termination of the Plan, and subject to the discretion of the Independent Trustees, payments to EKD and/or EKIS may continue as compensation for services which had been earned while the Plan was in effect.
  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.
  Contingent deferred sales charges paid by redeeming shareholders may be paid to EKD or its predecessor.

5. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Under the terms of the investment advisory agreement dated December 11, 1996, Keystone serves as the investment adviser and manager to the Fund. As such, Keystone manages the Fund's investments, provides certain administrative services and supervises the Funds daily business affairs. In return, Keystone is paid a management fee, computed daily and paid monthly calculated at a rate of 1.50% of the Fund's gross investment income plus an amount which is determined by applying percentage rates starting at 0.60% and declining as net assets increase to 0.30% per annum, to the average daily net asset value of the Fund.
  Prior to December 11, 1996, Keystone Management, Inc. ("KMI"), a wholly owned subsidiary of Keystone, served as investment manager to the Fund and provided investment management and administrative services. Under an investment advisory agreement between KMI and Keystone, Keystone served as investment adviser and provided investment advisory and management services to the Fund. In return for its services, Keystone received an annual fee equal to 85% of the management fee received by KMI.
  During the year ended June 30, 1997, the Fund paid or accrued $101,818 to Keystone for certain accounting services. Additionally, Evergreen Keystone Services Company ("EKSC") (formerly Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, serves as the Fund's transfer and dividend disbursing agent.
  Effective January 1, 1997, BISYS Fund Services, Inc. ("BISYS"), an affiliate of EKD, began serving as the Fund's sub-administrator. As sub-administrator, BISYS provides the officers of the Fund. For this service, BISYS is paid a fee by Keystone, which is not a Fund expense.
  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

PAGE 22
KEYSTONE BALANCED FUND (K-1)

INDEPENDENT AUDITORS' REPORT

THE TRUSTEES AND SHAREHOLDERS
KEYSTONE BALANCED FUND (K-1)

We have audited the accompanying statement of assets and liabilities of Keystone Balanced Fund (K-1), including the schedule of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Balanced Fund (K-1) as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the ten-year period then ended in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP
Boston, Massachusetts
August 8, 1997

FEDERAL TAX STATUS-- FISCAL 1997 DISTRIBUTIONS (UNAUDITED)

During the fiscal year ended June 30, 1996, distributions of $.75 per share were paid in shares or cash. This total includes a taxable long-term capital gain distribution of $.45 per share. The remaining $0.27 per share is taxable to shareholders as ordinary income in the year in which received by them or credited to their accounts. Of the ordinary income distribution, 48% is eligible for the corporate dividend received deduction. The above figures may differ from those previously reported and those cited elsewhere in this report due to differences in the calculation of income and capital gains for accounting (book) purposes and Internal Revenue Service (tax) purposes.
  In January 1998, we will send you complete information on the distributions paid during the calendar year 1997 to help you in completing your federal tax return.

                                     KEYSTONE
                                FAMILY OF FUNDS
                             (graphic of a diamond)
                              Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                            International Fund Inc.
                         Precious Metals Holdings, Inc.
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                 Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.

              Evergreen Keystone
                  FUNDS(SM)
      (Evergreen logo) (Keystone logo)
   P.O. Box 2121
   Boston, Massachusetts 02106-2121

K1-R Rev01 7/97

                       (Recycle logo)

                                     KEYSTONE

                                     (picture)

                                     BALANCED
                                    FUND (K-1)

                                Evergreen Keystone
                                     FUNDS(SM)

                         (Evergreen logo) (Keystone logo)

                                 ANNUAL REPORT
                                 JUNE 30, 1997